UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

                           Filed by the registrant [X]

                 Filed by a party other than the registrant [ ]

                           Check the appropriate box:

                      [X] Preliminary Information Statement

     [ ] Confidential, for use of the Commission (only as permitted by Rule
                                  14c-5(d)(2))

                      [ ] Definitive Information Statement

                        ECLIPSE ENTERTAINMENT GROUP, INC.

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [ ] No fee required.

    [X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Class A Preferred

(2) Aggregate number of securities to which transaction applies: 3,000,000 Class A Preferred shares (convertible into 18,000,000 common shares)

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $.02 per share-Market price on date of acquisition

(4)  Proposed maximum aggregate value of transaction: $360,000

(5)  Total fee paid: $72.00

[ ]  Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.

(3)  Filing Party:

(4)  Date Filed: April 25, 2003

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                            74-040 HWY 111, Suite JJ1
                         Palm Desert, California, 92260

                    Phone: (760) 674-5750 Fax (760) 674-5740

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                              INFORMATION STATEMENT


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

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Approximate date of Mailing of this Information Statement: ______________

TO ALL STOCKHOLDERS:

     NOTICE is hereby  given that the Company  will take the  following  actions
pursuant  to  Written   Consent  of  the   Majority   Shareholders   of  Eclipse
Entertainment Group:

1. To approve the acquisition from Terrastar Marketing Inc.., a Nevada Company, and NationsRx, Inc., a California Company of Exclusive Marketing License(s) in exchange for 1,500,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights to each licensor.

2.   To approve the appointment of new members to the Board of Directors

     The Board of Directors has fixed the close of business on December 27th, 2002 as the Record Date for determining the Shareholders entitled to Notice of the foregoing.

     The costs of preparing, printing, and mailing this Information Statement will be borne by the Company.


THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


                                        ----------------------------------------
                                        Art Birzneck
                                        Its: President
                                        Date:

                               GENERAL INFORMATION

This information is being provided to the shareholders of Eclipse Entertainment Group, Inc. (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing (1) the acquisition from Terrastar Marketing Inc., a Nevada Company, and NationsRx, Inc., a California Company of Exclusive Marketing Licenses in exchange for 1,500,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights, to each of the above named licensors, in accord with that agreement and the issuance of such stock. This gives TerraStar Marketing Inc. 24.7% voting control and ownership assuming conversion of the Class A Preferred shares. This gives NationsRx Inc. 24.7% voting control and ownership assuming conversion of the Class A Preferred shares. The total authorized capital stock of the Company currently consists of 50,000,000 shares of Common Stock with par value of $0.001 per share, 18,354,321 of which are issued and outstanding as of the record date and 10,000,000 Preferred Shares with par value of $0.001 per share none of which are issued and outstanding as of the record date. The shareholders holding shares representing 77.9% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions.

The Company's Board of Directors approved this action on April 16th, 2003, and recommended that the acquisitions be approved and the stock issued therefore.

                              SHAREHOLDER'S RIGHTS

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320(2) of the Nevada Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the acquisitions as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Attached hereto as Exhibit are the Company's 12/31/02 year end annual Audited Financial Statements which have also been files in the 12/31/2002 Form 10-KSB.

The date on which this Information Statement was first sent to the shareholders is on, or about April _______, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was December 27, 2002, (the "Record Date").

                               DISSENTER'S RIGHTS

The Nevada Revised Statutes does not provide for dissenter's rights in connection with a change in the board of directors or an acquisition of assets.

OUTSTANDING VOTING STOCK OF THE COMPANY

As of the Record Date, there were 18,354,321 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one
(1) vote on all matters submitted to the shareholders.

VOTING SECURITITES AND PRINCIPAL HOLDERS THEREOF

The following Table sets forth the Common Stock ownership information as of December 27, 2002, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Acquisition described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

TABLE 1. BENEFICIAL OWNERSHIP (A)

Shareholder name                    Shares Beneficially Owned   Percent of Class
----------------                    -------------------------   ----------------
Alec Rossa                                    325,000                 1.8%
Andreas Schmidt                               200,000                 1.1%
Andy Chu                                      150,000                  .8%
Art Birzneck, Jr.(1)(2)                     1,274,500                 7.0%
Art Birzneck, Sr.                             110,000                  .6%
Bernice Birzneck                               13,500                 .07%
Blackwell, Donaldson & Co.                    572,650                 3.1%
Bonn Securities AG                            400,000                 2.2%
Brent Nelson*(1)(2)                           365,750                 2.0%
Franco Columbu(1)(2)                        1,253,750                 6.7%
Eric Birzneck                                   2,500                 .01%
Haywood Securities                          1,216,420                 6.7%
Joseph Fiore                                  878,250                 4.8%
Lorraine DeGuzman                               1,500                .008%
Luzern Group Inc.                             600,000                 3.3%
Mark VanAusdal                                150,000                 .83%
Martin McCurry                                330,000                 1.8%
Matrix Securities                             600,000                 3.3%
Northwest Capital Partners*(1)(2)           2,605,520                14.3%
Oxford Investments                            400,000                 2.2%
Richard Eriksen                               500,000                 2.8%
Rob Angel                                      95,000                 .52%

Ron Rosella                                   417,000                 2.3%
Stuart Goodwin                                    250                .001%
Tom DeDonato                                   75,000                 .41%
Thomas Hudson                                 500,000                 2.8%
Trafalgar Investments                         600,000                 3.3%
Mike Wiesmann                                 493,000                 2.7%
1642 Holdings                                  38,500                 .21%
(1) Director and Officer
(2) Consenting shareholder
*Owns greater than 5% when all shareholdings combined
**A company owned and controlled by Brent Nelson

PURPOSE AND EFFECT OF APPROVAL OF ACQUISITION AND ISSUANCE OF SHARES THEREUNDER.

The Board of Directors believes that the acquisition of the marketing licenses from TerraStar Marketing Inc. and NationsRx, Inc. will enhance shareholder value and increase revenue and profitability.

(a) The terms and conditions of the Class A Preferred Shares, issuable in these transactions, as approved by the Board of Directors are as follows

     "CLASS A PREFERRED STOCK

     The Company is authorized to issue up to 10,000,000 shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"). The Company's Articles of Incorporation, provide that the Company's Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights (within the limits set forth by Nevada statute) of: (I) any class of shares before the issuance of any shares of that class, or (2) one or more series within a class before the issuance of any shares of that series. Each series of a class must be given a distinguishing designation. All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same Series, except to the extent otherwise provided in the description of the series, of those of other series of the same class. There are no shares of the Company's Class A Preferred Stock presently outstanding. However, the Board of Directors has authorized the issuance of up to 3,000,000 shares of the Authorized Class A Preferred Stock with rights and preferences described in the Directors Resolution authorizing same.

     Dividends on Preferred Stock

     The Company shall, in its discretion, determine when and if dividends will be paid, and whether it will be paid in cash, shares of Common Stock, or a combination of both. All Class A Preferred Stockholders shall be treated the same with respect to the payment of dividends as the holders of the Common Shares. In the event the Company elects to pay a portion or all of the dividends on the Class A Preferred Stock by issuing shares of the Company's Common Stock, the shares of common stock issued as dividends will be restricted, unregistered shares, and will be subject to the same transfer restrictions that apply to the shares of Class A Preferred Stock. The dividend is payable as may be determined by the Board of Directors, out of funds legally available therefor. The Class A Preferred Stock will not have priority as to dividends over the Common Stock and will rank pari passu.

     Liquidation Rights

     In case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Shares of the Class A Preferred Stock are entitled to receive a liquidation preference of $1.00 per share before any payment or distribution is made to the holders of Common Stock or any other series or class of the Company's stock hereafter issued which ranks junior as to liquidation rights to the Class A Preferred Stock. A consolidation or merger of the Company with another corporation will be deemed to be a liquidation, dissolution or winding-up of the Company unless the Company is the surviving corporation and its shareholders immediately prior to the consolidation or merger are the holders of at least fifty-one percent (51%) of the voting equity of the surviving corporation immediately after the consolidation or merger. A sale or transfer of all or part of the Company's assets for cash, securities or other property will not be considered a liquidation, dissolution or winding-up of the Company.

     Holders of shares of any Class A Preferred Stock issued in the future shall be entitled to receive a liquidation preference of $1.00 per share, before any payment or distribution is made to the holders of Common Stock or any other series or class of the Company's stock hereafter issued which ranks junior as to liquidation rights to the Class A Preferred Stock. To the extent any payment or distribution is insufficient to pay the entire liquidation preference on all outstanding shares of Class A Preferred Stock, the payment shall be apportioned pro rata among the holders of the Class A Preferred Stock.

     Multiple Voting Rights for Preferred Stock

     The holders of the Class A Preferred Stock shall vote for the election of directors, and shall have full and complete voting rights, except that each Class A Preferred share shall entitle the holder to exercise six (6) votes for each one (1) Class A Preferred Share held.

     Redemption Rights of Preferred Stock

     The Class A Preferred Stock shall not be redeemable.

     Conversion Rights of Preferred Stock

     The holders of the Class A Preferred Stock will be entitled at any time to convert their shares of Class A Preferred Stock into shares of the Company's Common Stock at the rate of one (1) share of Class A Preferred Stock for six (6) shares of Common Stock (the "Conversion Ratio"). No fractional shares will be issued.

     Conversion of the Class A Preferred Stock is voluntary on the part of the holders thereof, and accordingly, the Company reserves as a prerequisite to allowing such conversion the right to furnish such information to and require such representations from the holders seeking conversion, and impose such additional conditions on the conversion as may be authorized by the Company to the extent such a delay is deemed by the Company to be necessary or convenient to the provisions of such disclosure. The Company will, in all likelihood, impose conditions to assure the validity of an exemption under Regulation D for the conversion of the Shares.

     The Conversion Ratio of the Class A Preferred Stock shall be adjusted in certain circumstances, including combinations and subdivisions of the Common Stock. In the case of any share exchange, capital reorganization, consolidation, merger or reclassification whereby the Common Stock is converted into other securities or property, the Company will make appropriate provisions so that the holder of each share of Class A Preferred Stock then outstanding will have the right thereafter to convert such share of Class A Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, share exchange, capital reorganization or reclassification by a holder of the number of shares of Common Stock into which such shares of Class A Preferred Stock might have been convened immediately prior to such consolidation, merger, share exchange, capital reorganization or reclassification. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Conversion Ratio shall be proportionately increased in case of subdivision of shares. If the shares of Common Stock are combined, consolidated or reverse split into a smaller number of shares of Common Stock the Conversion Ratio shall not be decreased. The kind and amount of Common Shares issuable upon conversion of the Class A Preferred Stock both before and after combination, consolidation or reverse split of the Common Shares shall be the same.

     The same transfer restrictions imposed on the Class A Preferred Stock shall be applicable to the Common Stock into which the Class A Preferred Stock is converted, although for purposes of Rule 144 as presently in effect, the holding period requirement may be met by adding together the period in which the Class A Preferred Stock is held and the period in which the Common Stock into which the Class A Preferred Stock is converted, is held.

     Other Provisions

     The shares of Class A Preferred Stock to he issued shall he duly and validly issued, fully paid and non-assessable. The holders of the Class A Preferred Stock shall not have preemptive rights with respect to any shares of capital stock of the Company or any other securities of the Company convertible into Common Stock or rights or options to purchase any such shares."

(b) The terms of these license acquisitions were established in arms length negotiations and were based upon the values attributed to the license by the Company and TerraStar Marketing Inc. and NationsRx, Inc.

(c) (i) The Company entered into a Closing/Common Stock Purchase Agreement dated December 31, 2002 between registrant, TerraStar Marketing Inc., and the sole shareholder of this company, TerraStar Data Corp. to acquire all the issued and outstanding shares of TerraStar Marketing Inc. in exchange for 3,000,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights. Prior to becoming effective this Closing/Common Stock Purchase Agreement was amended by a Revision/Licensing agreement dated April 15th, 2003 which provides that the Closing/Common Stock Purchase Agreement will be amended such that the Registrant will now acquire only the exclusive license to market the TaskStation(TM) technology in the Pharmaceutical sub-vertical market and a non exclusive license to market the TaskStation(TM) technology in all other medical markets. The consideration payable has also been amended from 3,000,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights to TerraStar Data Corp to 1,500,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights to TerraStar Marketing Inc.

TerraStar Marketing Inc. (a Nevada Company) owns the exclusive license to market the TaskStation, which it acquired from TerraStar Data Inc. (a Nevada Company). The TaskStation(TM) was designed, built and developed by TerraStar Data Inc. and is a task specific hardware/Open Source Software based computer requiring no special configuration or software installation. The Task Station has been designed to provide computer users in specialty markets with a versatile and re-configurable alternative to the standardized PC. The TaskStation's(TM) constantly upgraded "software and applications package" includes an extensive suite of popular software applications pre-loaded in an all in one PC device. The existing TaskStation(TM) devices have now been integrated with the supporting Internet based portal and demonstration services suites and are now operational. The Internet based portal and services suites are designed to be custom configured for each market as determined by the requirements of the marketing license holder and its clients. Development on the TaskStation(TM) production prototypes in either a PC or a laptop configuration is now completed and TerraStar Marketing Inc. is now ready to provide units in limited quantities to customers of its marketing license holders.

(c) (ii) The Company entered into an Exclusive Licensing Agreement dated April 6th, 2003 between Registrant and NationsRx, Inc., a California private Company, whereby Nations Rx, Inc received 1,500,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights in exchange for the exclusive license to use and operate all the assets and business enterprise of Nations Rx, Inc. Also as a continuing license fee Registrant shall also pay NationsRx a further 150,000 Class A Convertible Preferred shares, for each $5 million in cumulative Net Revenue derived by Registrant from the use of the Business model by Registrant or its Sub Licensee's. Registrant shall also pay NationsRx as a continuing license fee, a sum equal to two percent (2%) of the Net Revenue derived by Registrant from the use of the Business model by Registrant or its Sub Licensee's, on an annual basis.

NationsRx, Inc. was incorporated in California in July 2002, with the objective of becoming a pharmaceutical healthcare services organization providing a broad array of pharmacy benefit related products and services to healthcare consumers, client organizations (health plans, self-insured employers, unions, government agencies and third-party administrators) and the pharmaceutical manufacturer industry. The Company was utilizing its clinical expertise, its integrated data management platform and therapeutic fulfillment capabilities to attempt to serve the pharmacy related needs of each of its potential customers and clients. The Company's core program includes the design and management of customized pharmacy related services geared towards assisting clients and consumers to effectively manage prescription drug costs while attempting to optimize clinical outcomes. The Company has developed a proprietary sample medication distribution program (SampleRx.com(TM)) that is designed to reduce the pharmaceutical manufacturers' cost of entry into the traditional sample product distribution channel. All of the Company's programs are designed with the objective of attempting to enhance overall clinical outcomes while seeking to capture economic efficiencies across the healthcare supply chain.

(d) The Company has been focused on the production, acquisition and distribution of action-oriented feature films that have been developed and/or produced within low to medium budgets. To date the Company has produced one action feature film, Ancient Warriors, and has acquired the rights to other similar films, which were available for distribution.

Eclipse's feature film production strategy was to develop and produce feature films when the production budgets for the films are substantially covered through a combination of pre-sales, output arrangements, equity arrangements and production loans with "gap" financing. It was believed that this plan would significantly reduce the Company's capital requirements. However, the independent film market has been very slow over the past years and the Company has been unable to consummate any such transactions, forcing the Company to directly finance all film production and distribution costs.

In an effort to reduce costs, on January 1, 2002 the Company cancelled its distribution agreement with Westar Entertainment, Inc. ("Westar") dated January 1, 1998 pursuant to which this firm marketed the Company's products both domestically and worldwide thus, releasing the Company's obligation to distribute its films exclusively through this company, allowing the Company to utilize its subsidiary Eclipse Releasing for the same purpose. During the year Eclipse Releasing pursued strategic partnerships or output deals with one or more of the US Studios and began discussions with various film funds to attempt to secure funding for future film projects. This strategy has not been successful to date. It is the intention of management not to expand film production operations. However management will continue attempting to sell the film, Ancient Warriors through Eclipse Releasing until such time that revenue can be generated.

During the year, due to the age of the films which the Company had acquired, and the fact the Company does not anticipate any future revenues from these films, the Company cancelled the worldwide distribution agreement for the action/adventure films Beretta's Island and Double Cross dated September 2, 1997, with Franco Columbu, an Officer and Director of the Company. In addition, the Company has cancelled the distribution agreement dated January 30, 1997 with Pinoy Productions, Inc. covering the martial arts film The Process (Arthur Birzneck, an officer and director of the Company, is also President of that company). The company has written off the value of the films on its financial statements.

Over the last several months, management has explored various strategies including, but not limited to, potential divestitures, joint marketing ventures, a merger, acquiring new assets, a re-capitalization or other actions. Management is unsure that any such plans and actions can be effectively implemented.

Management of the Company responded to the lack of sales revenue with several cash conserving actions. These steps included the termination of all non-officer personnel, renewed negotiations with several suppliers for reduced costs on goods and services, restructuring debt and increased targeted marketing efforts. The Company has also made an effort to sell their film assets at reduced prices to generate cash for the payment of liabilities. Management believes that cash flow from operations will not be sufficient to allow the Company to continue in business on the same basis in 2003.

(e) The acquisition of the above licenses and the issuance of the 3,000,000 shares of Class A Preferred stock with 6 to 1 voting and conversion rights will have a substantial dilutive effect on the current common shareholders of the Company to the extent that the Class A Preferred stock is converted into common shares. The issuance of the Company's aforementioned Class A Preferred stock will result in the holders receiving 18,000,000 votes and will result in their being able to elect new directors and officers either at a meeting of the shareholders or by written consent. They will also be able to affect a change of control of the Company.

As a result of the transactions described above, NationsRx, Inc. will own 1,500,000 or 50% of the issued and outstanding shares of Class A Preferred Stock. The Class A Preferred Stock converts into 9,000,000 shares of Common
Stock. Upon conversion of the Class A Preferred Stock, NationsRx will own approximately 24.7% of the issued and outstanding shares of Common Stock. As a result of the transactions described above, TerraStar Marketing Inc. will own 1,500,000 or 50% of the issued and outstanding shares of Class A Preferred Stock. The Class A Preferred Stock converts into 9,000,000 shares of Common Stock. Upon conversion of the Class A Preferred Stock, TerraStar Marketing Inc. will own approximately 24.7% of the issued and outstanding shares of Common
Stock. By virtue of NationsRx's and TerraStar Marketing's ownership of the Company's aforementioned securities, they may be able to, either separately or in concert, elect new directors and officers either at a meeting of the shareholders or by consent.

(f) It is currently anticipated that upon their election to the Board that the current CEO and President will step down and the current President will be appointed Vice President. Mr. Gary Campbell will be appointed CEO and Mr. David Rykbos will be appointed President.

Given these considerations, the Board of Directors has decided that it is in the best interests of the Company and the stockholders to:

(a) approve the license agreements with TerraStar Marketing Inc. and NationsRx, Inc. and issue the 3,000,000 Class A Preferred shares with 6 to 1 voting rights and convertible into 18,000,000 common shares required to be exchanged thereunder.

PURPOSE AND EFFECT OF ELECTION OF ADDITIONAL MEMBERS OF THE BOARD OF DIRECTORS

The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. All members of the Board of Directors function as committee members.

The total number of meetings of the board of directors (including regularly scheduled and special meetings) which were held during the last full fiscal year was five. No incumbent director during the last full fiscal year attended fewer than 75 percent of the aggregate of all meetings held.

The Current Directors of the Company are:

Franco Columbu, Chairman Of The Board & CEO, 61

Dr. Columbu oversees all film and television activities of Eclipse. Dr. Columbu's career in bodybuilding and power lifting has earned him major titles including the MR. OLYMPIA, MR. WORLD, and MR. UNIVERSE titles. Dr. Columbu has appeared in PUMPING IRON, STAY HUNGRY, CONAN THE BARBARIAN, RUNNING MAN, and TERMINATOR. He has produced two feature films, BERETTA'S ISLAND and DOUBLECROSS, through his production company Franco Columbu Productions, Inc. and is currently Producer of the Company's current feature, ANCIENT WARRIORS. He has also been featured in several national commercials and been a guest on talk shows. In addition to his film industry experience, Dr. Columbu maintains an active chiropractic practice and has been providing private health consultation for over ten years. Dr. Columbu has served as CEO and a Director of the Company from 05/99 - Present and added the title of Chairman from 10/00 - Present.

Art Birzneck, President & CFO/Director, 34

Mr. Birzneck has been with Eclipse since its inception and is responsible for overseeing all operational activities and the development of its domestic and international ventures. He is Executive Producer of the Company's first feature film, THE PROCESS and current feature, ANCIENT WARRIORS. Prior to Eclipse, Mr. Birzneck spent three years as president of Pinoy Productions, Inc., a Vancouver, Canada based production company. He has participated financially in several film projects including THE PROCESS and ANCIENT WARRIORS and HPP Production's HERO OF THE PLANET. Mr. Birzneck also has been involved in promoting numerous Hip-Hop music groups. As a principal of MB Productions, his clients included Hip Hop artists CANDY MAN, LIGHTER SHADE OF BROWN and the RASCALZ. Mr. Birzneck has served as President and as a Director of the Company from 06/97 - Present. In 12/02 Mr. Birzneck became the CFO of the Company

Brent Nelson, Director, 42

Mr. Nelson has been with Eclipse since its inception. He has more than 15 years experience in corporate and project financing and serves on the Boards of Esarati Electric Technologies Inc., Polar Cargo Systems Inc., Mobile PET Technologies Inc., and Innovative Communications Technologies Inc. Approximately six years ago, he founded, and became Managing Director of Northwest Capital Partners, L.L.C. a Bellevue, Washington based Venture Capital Company. Northwest

Capital is active in both private and public financing on an international basis. Mr. Nelson is also an executive producer of the Company's feature film ANCIENT WARRIORS. Mr. Nelson has served as a Director of the Company from 06/97
- Present. Mr. Nelson has served as Treasurer of the Company from 06/97 - 12/02.

No director or officer of the Company has failed to file on a timely basis, the reports required by section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

The Board of Directors believes it would be beneficial to elect additional new directors more in accord with the Company's new business plan. The proposed additional new directors are:

Gary Campbell, B. Comm., LL.B., Director, 49

Mr. Campbell is the current Chairman and CEO of Advanced Medical Devices Inc. a developer of medical software and hardware applications for Internet appliances and PC's. Mr. Campbell is the co-founder and CEO of TerraStar Data Corp. the developer of the TaskStation(TM) and related server technology as well as the CEO and Chairman of TerraStar Marketing Inc. Mr. Campbell's was formerly the Chairman and CEO of Globestar Capital Corp a consulting company involved in the structuring, administering, and reorganizing of corporate clients. Mr. Campbell has previously practiced as a corporate/commercial, broadcasting and securities attorney. .Mr. Campbell sits on the Board of Advisors of Karatcom Inc. a private Santa Barbara based cellular telecommunications tower developer. Mr. Campbell is also a Director of the Meadowridge Independent School and sits on the Board of Governors and the Finance Committee. . Mr. Campbell has degrees in both Commerce and Law.

Mr. Gary Campbell is a Senior Officer, Director and 50% shareholder of TerraStar Data Corp. the Company that owns 100% of the shares of TerraStar Marketing Inc. and as such has a material interest in the transaction with TerraStar Marketing Inc. Mr. Campbell will also directly or indirectly control more than 5% of the Company's Preferred shares and will exercise directs or indirect control over the shares received by TerraStar Marketing Inc.

Frank Mashburn, B. Sc., Director, 57

Mr. Mashburn provides the Company with over 25 years of direct industry experience as a Senior Officer of several ventures including TERA Corporation, ScreenPhone.net Inc. and Antares Resources Corporation,, combined with various senior telecommunications, manufacturing and marketing assignments, throughout the US England, India and the Philippines, as Senior International project manager with Bechtel Inc., one of the world's largest privately held engineering and construction firms. Mr. Mashburn has developed management and organizational skills through organizing and operating various organizations throughout his career. Mr. Mashburn began his career in the US ARMY and graduated from the US Military Academy at West Point. Mr. Mashburn is a US Army Ranger, Green Beret, former member of the US ARMY Special Operations Group and served two tours in Vietnam.

David A. Rykbos, M.S. (Bus. Mgt), B. Sc (Bus. Mgt), Director, 42

Mr. Rykbos brings the Company diverse experience in the pharmaceutical industry, applying broad skill sets and experience to assist with organizational growth and profitability. Mr. Rykbos is currently President & CEO (Founder) of NationsRx, Inc. NationsRx is a pharmaceutical benefit management (PBM) organization focused on the design and implementation of programs and services to capture economic and clinical efficiencies across the healthcare delivery continuum. Previously Mr. Rykbos was President & CEO (Founder) of Axis Point Health Services, Inc. a membership based healthcare group purchasing organization focused on servicing providers from a cross section of the healthcare delivery continuum. MedAssets, Inc. acquired the Company in June 2000. He was formerly Manager, Managed Care-National Accounts at Schering Plough Corporation where his responsibilities included the development and implementation of strategic business models to address the managed care market. Mr. Rykbos was also Manager, National Corporate Accounts at Aventis Pharmaceuticals. Prior to this Mr. Rykbos served in the United States Air Force as a Surgical Technologist and in the United States Navy as a Supply Corps Officer on both active duty and reserve. Mr. Rykbos has a Master of Science, Business Management and a Bachelor of Science, Business Management from the University of La Verne in La Verne, California

Mr. David Rykbos is a Senior Officer, Director and 90% shareholder of NationsRx, Inc. and as such has a material interest in the transaction with the Company. Mr. Rykbos will also directly or indirectly control more than 5% of the Company's Preferred shares and will exercise direct or indirect control over the shares received by NationsRx, Inc.

Albert Cook BA, MD, Director, 68

Dr. Cook will provide advice and guidance to the Company in all areas related to medicine, technology and the Internet. Dr. Cook is currently part owner and medical director of Hemet Health Care Surgicenter, employing thirty-five employees and the Golden West Pain Center, another Surgicenter, employing twelve people. Dr. Cook is also Director and CEO of ScreenMD.com Inc. a private medical diagnostic Company. Dr. Cook practicing in the specialty of family practice for four years, then took a residency in anesthesiology and pain management at Los Angeles County General Hospital, University of Southern California Medical Center prior to forming his own medical centers. Dr. Cook has a Bachelor of Arts degree from UCLA and a Doctor of Medicine degree from the University of California at Irvine.

K. Arndt Erdmann, M.D., Dr. med., Director, 60

Dr. Erdmann is currently the Director and Founder, Golden West Pain Therapy Center, Murrieta, and the Founding Partner, Newport Beach Surgery Center and the La Joya orthopedic surgery center. Dr. Erdmann is currently a consultant to Medtronic Inc. and has been a new technology consultant to Maxwell Technologies. Dr. Erdmann is a Director of ScreenMD.com Inc. a private developer of medical peripheral devices. Dr. Erdmann is also a Diplomat of the American Academy of Pain Management and Fellow of the American College of Anesthesiologists since 1974. Dr Erdmann has Staff memberships at numerous institutions, including Scripps Hospital, Encinitas, and Healthsouth Surgery Center Sites in Encinitas, Murrieta and La Joya. Dr Erdmann is also a Clinical Assistant Professor of

Anesthesiology at USC. Dr Erdmann attended Medical School at the Medical University, Luebeck, Germany, the University of Hamburg, the University of Vienna, and Oxford University.

Dr. Erdmann is a Director and 10% shareholder of NationsRx, Inc. and as such has a material interest in the transaction with the Company. Dr. Erdmann will also directly or indirectly control more than 5% of the Company's Preferred shares and will exercise directs or indirect control over the shares received by NationsRx, Inc.

Douglas M. Pick, B. Sc. (Pharm), Director, 43

Mr. Pick is a Registered Pharmacist and the President and Chief Executive Officer of Pharmaceutical Technologies, Inc. a parent pharmacy benefit management company for National Pharmaceutical Services, a claims processor and Integrated HMO Pharmacy, a mail-order pharmacy. In 1992, Mr. Pick co-founded Pharmaceutical Technologies Inc. which designs and implements pharmacy benefit management programs for self-insured companies. In 1999, Mass Mutual and the United States Chamber of Commerce awarded The Blue Chip Enterprise Award to Pharmaceutical Technologies Inc. Mr. Pick is also a co-owner of an independent pharmacy in Omaha, Nebraska. Mr. Pick is currently a member of the Nebraska Pharmacists Association (NPA), Academy of Managed Care Pharmacy (AMCP), and National Community Pharmacists Association (NCPA). Mr. Pick serves on the Pharmacy and Therapeutics Committee for National Pharmaceutical Services, as well as serves on several national managed care advisory boards. Mr. Pick is an Adjunct Professor of Pharmacy for Creighton University. Mr. Pick received his Bachelors of Science in Pharmacy from Creighton University in Omaha, Nebraska

Tim Carda, Director, 49

Mr. Carda is the Founder and a Director of Medibuy Inc., which from 1997 to present partnered with HCA/Health Trust and Premier GPO resulting in gross sales of $10BB/year. Also from 1995 to present Mr. Carda has been President and CEO The Cardell Group Inc. a consulting practice for hospitals, health care centers, surgical hospitals and medical groups. Mr. Carda is also the Founder and CEO of Fsbuy.com a B to B site for the food service industry. From 1995 to 1999 Mr. Carda was Executive Vice President/ President of Hospitals for Pacific Health Corporation where he served as CEO of Anaheim General, Tustin Hospital, and Buena Park Hospital. From 1987-1995 Mr. Carda was Hospital CEO for United Western Medical Center. Mr. Carda has a degree in political science and business administration from Cal State University and an A.S. in Nursing from Rancho Santiago College.

William Philip Blase, MD, M..Sc. FACS, Director, 52

Dr. Blase has a practice emphasis on Ophthalmology, a background in medical research, as well as administration and management issues of modern medical practice. Dr. Blase is also currently a Trustee for a California District Hospital System. Dr Blase has served eight years as a Trustee of the Valley Health System in Riverside California and has recently completed his term as Chairman of the Board. Dr. Blase is also a Diplomate of the National Board of Medical Examiners, the American Board of Ophthalmology, and the American Board of Quality Assurance and Utilization Review. Dr. Blase has published numerous articles and several book chapters. Dr. Blase is a graduate of Dartmouth College, the University of Virginia School of Medicine and Oxford University, and did his medical post graduate training at Johns Hopkins.

Given these considerations, the Board of Directors has decided that it is in the best interests of the Company and the stockholders to elect Gary Campbell, Frank Mashburn, David Rykbos, K. Arndt Erdmann, Douglas Pick, Tim Carda, William Blase and Albert Cook to the board of directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The anticipated compensation to be paid to new officers and directors of Eclipse has not been determined at this time.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed acquisition which is not shared by all other stockholders, except as follows:

     (a) Mr. Gary Campbell is a Senior Officer, Director and 50% shareholder of TerraStar Data Corp. the Company that owns 100% of the shares of TerraStar Marketing Inc. and as such has a material interest in the transaction with TerraStar Marketing Inc. Mr. Campbell will also directly or indirectly control more than 5% of the Company's Preferred shares and will exercise directs or indirect control over the shares received by TerraStar Marketing Inc.

     (b) Mr. David Rykbos is a Senior Officer, Director and 90% shareholder of NationsRx, Inc. and as such has a material interest in the transaction with the Company. Mr. Rykbos will also directly or indirectly control more than 5% of the Company's Preferred shares and will exercise direct or indirect control over the shares received by NationsRx, Inc.

     (c) Dr. Erdmann is a Director and 10% shareholder of NationsRx, Inc. and as such has a material interest in the transaction with the Company. Dr. Erdmann will also directly or indirectly control more than 5% of the Company's Preferred shares and will exercise directs or indirect control over the shares received by NationsRx, Inc.

                             ADDITIONAL INFORMATION

Additional information concerning the Company, including all reports filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov. or by contacting the Company directly.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the acquisition, and new Board of Directors. Your consent to these items is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

                                        FOR THE BOARD OF DIRECTORS OF
DATE: APRIL 25, 2003                    ECLIPSE ENTERTAINMENT GROUP, INC.


                                        /s/ ART BIRZNECK
                                        ----------------------------------------
                                        BY: ART BIRZNECK
                                        TITLE: PRESIDENT/DIRECTOR

                                  EXHIBIT INDEX

Dated: April 25, 2003

     (a)  Exhibit 1 - 12/31/2002 Annual Audited Financial Statements
     (b)  Exhibit 2 - Revision/License Agreement dated April 15th, 2003
     (c)  Exhibit 3 - License Agreement dated April 6th, 2003

(a) Exhibit 1 - 12/31/2002 Annual Audited Financial Statements

                                    Exhibit 1

BECKSTEAD AND WATTS, LLP
CERTIFIED PUBLIC ACCOUNTANTS
3340 Wynn Rd., Ste. B
Las Vegas, NV 89102
702.257.1984
702.362.0540 (fax)

INDEPENDENT AUDITORS' REPORT

Board of Directors
Eclipse Entertainment Group, Inc.
Las Vegas, NV

We have audited the Balance Sheet of Eclipse Entertainment Group, Inc. (the "Company"), as of December 31, 2002, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the balance sheet of Eclipse Entertainment Group, Inc., as of December 31, 2002, and its related statements of operations, equity and cash flows for the year ended December 31, 2002, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Signed,

/s/ BECKSTEAD AND WATTS, LLP
BECKSTEAD AND WATTS, LLP

                                 April 15, 2003

                        ECLIPSE ENTERTAINMENT GROUP, INC.


                                  BALANCE SHEET
                                      AS OF
                                DECEMBER 31, 2002

                                       AND

                            STATEMENT OF OPERATIONS,
                            STOCKHOLDERS' EQUITY, AND
                                   CASH FLOWS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2002

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INDEPENDENT AUDITORS' REPORT                                                  1

Balance Sheet                                                                 5

Statement of Operations                                                       6

Statement of Stockholders' Equity                                             7

Statement of Cash Flows                                                       8

Footnotes                                                                     9

BECKSTEAD AND WATTS, LLP
CERTIFIED PUBLIC ACCOUNTANTS
3340 Wynn Road, Ste B.
Las Vegas, NV 89102
702.257.1984
702.362.0540 (fax)

To Whom It May Concern:

The firm of Beckstead and Watts, LLP, consents to the inclusion of its report of April 15, 2003, on the Financial Statements of Eclipse Entertainment Group, Inc. for the year ended December 31, 2002, in its Form 10SB to be filed with the US Securities and Exchange Commission.

Signed,

/s/ BECKSTEAD AND WATTS, LLP
BECKSTEAD AND WATTS, LLP

April 15, 2003

                         ECLIPSE ENTERTAINMENT GROUP, INC.
                            Consolidated Balance Sheet



                                                               December 31, 2002
                                                               -----------------
ASSETS

Current assets:
    Cash and cash equivalent                                      $    36,991
                                                                  -----------
    Total current assets

Other asset
    Deposit                                                               800
                                                                  -----------

                                                                  $    37,791
                                                                  ===========


LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
    Accounts payable                                                   86,569
    Loan from shareholder                                              61,952
                                                                  -----------
    Total current liabilities                                         148,521

Stockholders' (deficit):

    Preferred stock, $.001 par value, 10,000,000 shares
      authorized, no shares issued and outstanding                         --
    Common stock, $0.001 par value, 50,000,000 shares
      authorized, 18,354,321 shares issued and outstanding             18,354
    Additional paid-in capital                                      2,141,996
    Retained (deficit)                                             (2,271,080)
                                                                  -----------
                                                                     (110,730)
                                                                  -----------

                                                                  $    37,791
                                                                  ===========

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                      Consolidated Statements of Operations

                                                       For the Years Ended
                                                  -----------------------------
                                                  December 31,     December 31,
                                                      2002            2001
                                                  ------------    ------------
Revenue                                           $      1,500     $        --

Expenses
   Selling, general and administrative expenses         42,751         555,311
   Consulting                                          127,800              --
   Payroll expense                                      45,000              --
   Travel expense                                      111,710              --
   Professional fees                                    78,171              --
                                                  ------------    ------------
                                                       405,432         555,311
                                                  ------------    ------------
                                                      (403,932)       (555,311)

Other income (loss):
   Interest expense                                   (338,766)       (180,027)
   Gain on forgiveness of debt                       3,709,575
   Impairment on capitalized film costs             (3,425,735)       (353,463)
                                                  ------------    ------------
                                                       (54,926)       (533,490)

Net (loss)                                        $   (458,858)   $ (1,088,801)
                                                  ============    ============
Stockholders' Equity:
Weighted average number of common
  shares outstanding - basic and fully diluted      16,541,287      13,958,343
                                                  ============    ============

Net (loss) per share - basic and fully diluted    $      (0.03)   $      (0.08)
                                                  ------------    ------------

                        ECLIPSE ENTERTAINMENT GROUP, INC.
           Consolidated Statements of Changes in Stockholders' Equity

                                                                   Common Stock            Additional                     Total
                                                             --------------------------      Paid-in      Retained     Stockholders'
                                                               Shares         Amount         Capital      (Deficit)       Equity
                                                             -----------    -----------    -----------   -----------    -----------
Balance as of December 31, 2000                               12,758,641    $    12,758    $ 1,636,337   $  (723,421)   $   925,674

Shares issued for services                                       100,000            100         81,150                       81,250

Shares issued for cash                                           167,000            167         49,833                       50,000

Shares issued for services                                        24,000             24         11,976                       12,000

Deemed interest expense relate to
  conversion features of note payable                                                           41,700                       41,700

Stock issued for services                                        190,000            190         58,710                       58,900

Stock issued for services                                         40,000             40          7,960                        8,000

Shares issued for interest                                       200,000            200         23,800                       24,000

Shares issued for services                                        62,180             62          8,643                        8,705

Shares issued for services                                        20,000             20          2,380                        2,400

Shares issued for services                                        10,000             10            990                        1,000

Shares issued for interest                                       200,000            200         23,800                       24,000

Shares issued for interest                                       200,000            200         23,800                       24,000

Net (loss) for the year ended December 31, 2001                                                           (1,088,801)    (1,088,801)
                                                             -----------    -----------    -----------   -----------    -----------

Balance as of December 31, 2001                               13,971,821         13,971      1,971,079    (1,812,222)       172,828

Shares issued for interest and default penalties
 on debt                                                         837,500            838         32,663                       33,501

Shares issued for services                                     3,545,000          3,545        138,255                      141,800

Net (loss) for the year ended December 31, 2002                                                             (458,858)      (458,858)
                                                             -----------    -----------    -----------   -----------    -----------

Balance as of December 31, 2002                               18,354,321    $    18,354    $ 2,141,997    (2,271,080)      (110,730)
                                                             ===========    ===========    ===========   ===========    ===========

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                      Consolidated Statements of Cash Flows

                                                                              For the Years Ended
                                                                           ---------------------------
                                                                           December 31,   December 31,
                                                                              2002           2001
                                                                           -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net (loss)                                                              $  (458,858)   $(1,088,801)
   Adjustments to reconcile net (loss)
     to cash provided (used) by operating activities:
     Depreciation expense                                                           --         42,171
     Shares issued for services and expenses                                   141,800        244,255
     Shares issued for debt                                                     33,501             --
     Impairment on capitalized film costs                                    3,425,735        353,463
     Gain on forgiveness of debt                                            (3,709,575)
   Changes in assets and liabilities:
     (Increase) decrease in film costs                                      (1,406,291)
     Increase in deposits                                                           --           (115)
     Increase (Decrease) in accounts payable and accrued liabilities                --        288,140
                                                                           -----------    -----------
Net cash (used) by operating activities                                       (567,398)    (1,567,178)
                                                                           -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Net cash provided by investing activities                                           --             --
                                                                           -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase (decrease) in due to related parties                                --        632,088
   Loan from shareholder                                                        61,952             --
   Proceeds from notes payable                                                 539,772        935,000
                                                                           -----------    -----------
Net cash provided by financing activities                                      601,724      1,567,088
                                                                           -----------    -----------

Net (decrease) in cash                                                          34,327            (90)
Cash and equivalents - beginning                                                 2,669          2,759
                                                                           -----------    -----------
Cash and equivalents - ending                                              $    36,996    $     2,669
                                                                           ===========    ===========
Supplemental disclosures:
   Non-cash transactions:
     Interest paid                                                         $   338,766    $    49,998
                                                                           ===========    ===========
     Income taxes paid                                                     $        --    $    49,999
                                                                           ===========    ===========
     Loan fees                                                             $        --    $    50,000
                                                                           ===========    ===========
     Shares issued to satisfy stock subscriptions payable                  $        --    $    50,000
                                                                           ===========    ===========
     Shares issued for services                                              3,545,000        446,180
                                                                           ===========    ===========
     Shares issued for debt settlement                                         837,500        600,000
                                                                           -----------    -----------

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                   Notes to Consolidated Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES AND PROCEDURES

ORGANIZATION

     Eclipse Entertainment Group, Inc. (hereinafter referred to as the "Company") was incorporated in the State of Nevada in January 1997 to engage in the business of developing, producing and marketing films for worldwide distribution. The Company's fiscal year ends on December 31.

CASH AND CASH EQUIVALENTS

     The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There are no cash equivalents as of December 31, 2002.

INVESTMENTS

     Investments in companies over which the Company exercises significant influence are accounted for by the equity method whereby the Company includes its proportionate share of earnings and losses of such companies in earnings. Other long-term investments are recorded at cost and are written down to their estimated recoverable amount if there is evidence of a decline in value which is other than temporary.

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are stated at the lower of cost or estimated net recoverable amount. The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term based on the following life expectancy:

          Computer equipment                   5 years
          Office furniture and fixtures        7 years

     Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or sold, the costs and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

REVENUE RECOGNITION

     All revenue is recognized upon meeting all recognition requirements of AICPA Statement of Position 00-2, "Accounting by Producers or Distributors of Films" ("SOP 00-2"). Revenues from theatrical distribution of feature films are recognized on the dates of exhibition. Revenues from television licensing, together with related costs, are recognized when the feature film or television program is available to the licensee for telecast.

ADVERTISING COSTS

     The Company expenses all costs of advertising as incurred. There were no advertising costs included in general and administrative expenses as of December 31, 2002.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Fair  value  estimates  discussed  herein  are based  upon  certain  market assumptions and pertinent information available to management as of December 31, 2002. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

IMPAIRMENT OF LONG-LIVED ASSETS

     The Company reviews its long-lived assets and intangibles periodically to determine potential impairment by comparing the carrying value of the long-lived assets with the estimated future cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the long-lived assets and intangibles. The Company determined its film production rights would not be generating significant operating revenues in the near future and therefore recognized a $3,425,735 loss due to impairment of film rights.

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                   Notes to Consolidated Financial Statements

REPORTING ON THE COSTS OF START-UP ACTIVITIES

     Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

LOSS PER SHARE

     Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. As of December 31, 2002, the Company had no dilutive common stock equivalents, such as stock options or warrants.

DIVIDENDS

     The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

COMPREHENSIVE INCOME

     SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

SEGMENT REPORTING

     The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

INCOME TAXES

     The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

     Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

RECENT PRONOUNCEMENTS

     In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF No. 94-3, a liability for an exit cost was recognized at the date of an entity's commitment to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The provisions of SFAS No. 146 will be adopted for exit or disposal activities that are initiated after December 31, 2002.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS No. 123."
     This Statement amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 is not expected to have a material impact on the company's financial position or results of operations.

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                   Notes to Consolidated Financial Statements

     In  November  2002,  the FASB issued  FASB  Interpretation  ("FIN") No. 45,
     "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others", an interpretation of FIN No. 5, 57 and 107, and rescission of FIN No. 34, "Disclosure of Indirect Guarantees of Indebtedness of Others". FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002; while, the provisions of the disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The company believes that the adoption of such interpretation will not have a material impact on its financial position or results of operations and will adopt such interpretation during fiscal year 2003, as required.

     In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities", an interpretation of Accounting Research Bulletin No.
     51. FIN No. 46 requires that variable interest entities be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns or both. FIN No. 46 also requires disclosures about variable interest entities that companies are not required to consolidate but in which a company has a significant variable interest. The consolidation requirements of FIN No. 46 will apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements will apply to entities established prior to January 31, 2003 in the first fiscal year or interim period beginning after June 15, 2003. The disclosure requirements will apply in all financial statements issued after January 31, 2003. The company will begin to adopt the provisions of FIN No. 46 during the first quarter of fiscal 2003.

STOCK-BASED COMPENSATION

     The Company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations and has adopted the disclosure-only alternative of SFAS No. 123, "Accounting for Stock-Based Compensation."

     Options granted to consultants, independent representatives and other non-employees are accounted for using the fair value method as prescribed by SFAS No. 123.

YEAR END

     The Company has adopted December 31 as its fiscal year end.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated a proven history of operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses through the year ended December 31, 2002 of $2,271,080. In addition, the Company's development activities since inception have been financially sustained by capital contributions.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating results. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

NOTE 3 - INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

          U.S federal statutory rate      (34.0%)

          Valuation reserve                 34.0%
                                         -------

               Total                          --%
                                         =======

As of December 31, 2002, the Company has a net operating loss carry forward of approximately $2,271,080. The related deferred asset has been fully reserved.

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                   Notes to Consolidated Financial Statements

NOTE 4 - RELATED PARTY TRANSACTION

As of December 31, the president and shareholder had charged his personal credit card for the Company's operating expenses totaling $61,952.

NOTE 5 - NOTEHOLDER PREFERRED SHARE EXCHANGE AGREEMENT

In  December  2002,  the  noteholders   forgave  the  Company's  debts  totaling
$3,649,942 in exchange for preferred shares of Eclipse Releasing, Inc., a wholly-owned subsidiary.

NOTE 6 - CONSULTING AGREEMENT

In August 2002, the Company entered into a consulting agreement with an individual to assist it in strategic corporate planning and identifying new business opportunities in consideration of 1,500,000 shares of the Company's common stock totaling $67,500 based on the fair market value of the services rendered. The Company incurred consulting expense of $50,625 for the year ended December 31, 2002. The stated shares were issued in January 2003.

NOTE 7 - GAIN ON FORGIVENESS OF DEBT

In 2002, the holder of a loan in the amount of $65,966 forgave the debt in full.

In December 2002, noteholders forgave the Company's debts totaling $3,649,943 in exchange of preferred shares of its subsidiary.

NOTE 8 - STOCKHOLDER'S EQUITY

COMMON STOCK

The Company has authorized 50,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock.

In 2002, the Company issued 837,500 shares of common stock for the settlement of interest and default penalties on notes payable.

In June 2002, the Company issued a total of 3,545,000 shares of common stock to various individuals for the consulting, legal and administrative services rendered during the year.

(b) Exhibit 2 - Revision/License Agreement dated April 15th, 2003

                           REVISION/ LICENSE AGREEMENT

THIS Agreement dated April 15th, 2003 is between TerraStar Marketing, Inc. ("Licensor"), whose address is 74-040 Hwy 111, Suite JJ1, Palm Desert Ca, 92260, TerraStar Data Inc. ("Data"), same address, and Eclipse Entertainment Group, Inc., a Nevada corporation having a principal place of business located 10520 Venice Boulevard, Culver City, California, 90232 ("Licensee").

                                TABLE OF CONTENTS

RECITALS
1. EFFECTIVE DATE
2. DEFINITIONS
3. WARRANTY, SUPERIOR RIGHTS AND REPRESENTATIONS
4. LICENSE
5. PAYMENTS AND REPORTS
6. TERM AND TERMINATION
7. ASSIGNMENT
8. INDEMNIFICATION
9. USE OF LICENSOR AND COMPONENT'S NAME
10. CONFIDENTIAL INFORMATION
11. ALTERNATE DISPUTE RESOLUTION
12. GENERAL SIGNATURES

                                    RECITALS

     A. Licensor, Data and Licensee entered into an Agreement called the Closing/Common Stock Purchase Agreement" dated December 31, 2002. The Parties wish to revise and replace that Agreement with this Agreement.

     B. Licensor owns the exclusive license rights to the Licensed Subject Matter, which Licensed Subject Matter was developed by Data.

     C. Licensor desires to have the Licensed Subject Matter developed and used for the benefit of Licensee.

     D.   Licensee wishes to obtain a license from Licensor.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the parties agree as follows:

1. EFFECTIVE DATE

This Agreement is effective April 15, 2003 ("Effective Date").

2. DEFINITIONS

As used in this Agreement, the following terms have the meanings indicated:

2.1 "AFFILIATE" means any business entity more than 50% owned by Licensee, any business entity, which owns more than 50% of Licensee, or any business entity that is more than 50% owned by a business entity that owns more than 50% of Licensee.

2.2.1 "EXCLUSIVE LICENSED FIELD" means the Pharmaceutical Computer Hardware and Software Technology field as related to Data's task specific hardware/Open Source Software based computer requiring no special configuration or software installation. The Product has been designed to provide computer users in specialty markets with a versatile and re-configurable alternative to the standardized PC. The TaskStation's(TM) constantly upgraded "software and applications package" includes an extensive suite of popular software applications pre-loaded in an all in one PC device. The existing TaskStation(TM) devices have now been integrated with the supporting Internet based portal and demonstration services suites and are now operational. The Internet based portal and services suites are designed to be custom configured for each market as determined by the requirements of the marketing license holder and its clients. Development on the TaskStation(TM) production prototypes in either a PC or a laptop configuration is now completed.

2.2.2 "NON EXCLUSIVE LICENSED FIELD" means the General Medical Computer Hardware and Software Technology field as related to Data's task specific hardware/Open Source Software based computer requiring no special configuration or software installation. The Product has been designed to provide computer users in specialty markets with a versatile and re-configurable alternative to the standardized PC. The TaskStation's(TM) constantly upgraded "software and applications package" includes an extensive suite of popular software applications pre-loaded in an all in one PC device. The existing TaskStation(TM) devices have now been integrated with the supporting Internet based portal and demonstration services suites and are now operational. The Internet based portal and services suites are designed to be custom configured for each market as determined by the requirements of the marketing license holder and its clients. Development on the TaskStation(TM) production prototypes in either a PC or a laptop configuration is now completed.

2.3 "LICENSED PRODUCT" means any product Sold by Licensee comprising Licensed Subject Matter pursuant to this Agreement.

2.4 "LICENSED SUBJECT MATTER" means the exclusive marketing rights to the Licensed Product within the Pharmaceutical sector and the non exclusive marketing rights to the Licensed Product within the medical sector.

2.5 "LICENSED TERRITORY" means the United States of America.

2.6 "NET SALES" means the gross revenues received by Licensee from the Sale of Licensed Products less sales and/or use taxes actually paid, import and/or export duties actually paid, outbound transportation prepaid or allowed, and amounts allowed or credited due to returns (not to exceed the original billing or invoice amount).

2.7 "SALE OR SOLD" means the transfer or disposition of a Licensed Product for value to a party other than Licensee.

2.8 "TECHNOLOGY RIGHTS" means Data's rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, software, designs, drawings or data created by Data before the Effective Date.

3. WARRANTY: SUPERIOR-RIGHTS

3.1 Licensor represents and warrants its belief that (i) it is the owner of the entire right, title, and interest in and to Licensed Subject Matter, (ii) it has the sole right to grant licenses thereunder, and (iii) it has not knowingly granted licenses thereunder to any other entity that would restrict rights granted to Licensee except as stated herein.

3.2 Licensee understands and acknowledges that Licensor, by this Agreement, makes no representation as to the operability or fitness for any use, safety, efficacy, ability to obtain regulatory approval, and/or breadth of the Licensed Subject Matter.

3.3 Licensee, by execution hereof, acknowledges, covenants and agrees that it has not been induced in any way by Licensor or its employees to enter into this Agreement, and further warrants and represents that (i) it has conducted sufficient due diligence with respect to all items and issues pertaining to this
Article 3 and all other matters pertaining to this Agreement; and (ii) Licensee has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence, and agrees to accept all risks inherent herein.

4. LICENSE

4.1 Licensor hereby grants to Licensee an exclusive license under Licensed Subject Matter to sell Licensed Products within the Licensed Territory for use within the Exclusive and Non Exclusive Licensed Field. This grant is subject to the payment by Licensee to Licensor of all consideration as provided herein, and is further subject to rights retained by Licensor and Data to:

     a.   Publish the  general  scientific  findings  from  research  related to
          Licensed   Subject   Matter  subject  to  the  terms  of  Section  10,
          Confidential Information; and

     b. Use Licensed Subject Matter for research, teaching and developing additional Licensed Products and other related purposes.

4.2 Licensee may extend the license granted herein to any Affiliate if the Affiliate consents to be bound by this Agreement to the same extent as Licensee.

4.3 Licensee may grant sublicenses consistent with this Agreement if Licensee is responsible for the operations of its sublicensees relevant to this Agreement as if Licensee carried out the operations. Licensee must deliver to Licensor a true and correct copy of each sublicense granted by Licensee, and any modification or termination thereof, within 30 days after execution, modification, or termination. When this Agreement is terminated, all existing sublicenses granted by Licensee must be assigned to Licensor.

5. PAYMENTS AND REPORTS

5.1 In consideration of rights granted by Licensor to Licensee under this Agreement, Licensee will pay Licensor the following:

     a. A non-refundable license fee in the amount of 1,500,000 shares of Class A Preferred stock with six (6) to one (1) voting and conversion rights, due and payable when this Agreement is executed by Licensee;

6. TERM AND TERMINATION

6.1 The term of this Agreement is from the Effective Date for a period of 10 years.

6.2 This Agreement will earlier terminate:

     a. automatically if Licensee becomes bankrupt or insolvent and/or if the business of Licensee is placed in the hands of a receiver, assignee, or trustee, whether by voluntary act of Licensee or otherwise; or

     b. upon 90 days written notice if Licensee breaches or defaults on any other obligation under this Agreement, unless, before the end of the 30 day period, Licensee has cured the default or breach and so notifies Licensor, stating the manner of the cure; or

     c. at any time by mutual written agreement between Licensee and Licensor, upon 180 days written notice to all parties and subject to any terms herein which survive termination.

6.3 If this Agreement is terminated for any cause:

     a. nothing herein will be construed to release either party of any obligation matured prior to the effective date of the termination;

     b. after the effective date of the termination, Licensee may sell all Licensed Products and parts therefor it has on hand at the date of termination; and

     c.   Licensee   will  be   bound   by  the   provisions   of   Articles   8
          (Indemnification), 9 (Use of Licensor and Component's Name), and 10 (Confidential Information) of this Agreement.

7. ASSIGNMENT

Except in connection with the sale of substantially all of Licensee's assets to a third party, this Agreement may not be assigned by Licensee without the prior written consent of Licensor, which will not be unreasonably withheld.

8. INDEMNIFICATION

Licensee agrees to hold harmless and indemnify Licensor, its officers, employees and agents from and against any claims, demands, or causes of action whatsoever, including without limitation those arising on account of any injury or death of persons or damage to property caused by, or arising out of, or resulting from, the exercise or practice of the license granted hereunder by Licensee, its Affiliates or their officers, employees, agents or representatives.

9. USE OF LICENSOR AND COMPONENT'S NAME

Licensee may not use the name of Licensor without express written consent.

10. CONFIDENTIAL INFORMATION AND PUBLICATION

10.1 Licensor, Data and Licensee each agree that all information contained in documents marked "confidential" and forwarded to one by the other (i) be received in strict confidence, (ii) be used only for the purposes of this Agreement, and (iii) not be disclosed by the recipient party, its agents or employees without the prior written consent of the other party, except to the extent that the recipient party can establish competent written proof that such information:

     a.   was in the public domain at the time of disclosure;

     b. later became part of the public domain through no act or omission of the recipient party, it's employees, agents, successors or assigns;

     c. was lawfully disclosed to the recipient party by a third party having the right to disclose it;

     d.   was already known by the recipient party at the time of disclosure;

     e.   was independently developed by the recipient; or

     f.   is required by law or regulation to be disclosed.

10.2 Each party's obligation of confidence hereunder shall be fulfilled by using at least the same degree of care with the other party's confidential information as it uses to protect its own confidential information. This obligation shall exist while this Agreement is in force and for a period of 3 years thereafter.

11. ALTERNATE DISPUTE RESOLUTION

Any dispute or controversy arising out of or relating to this Agreement, its construction or its actual or alleged breach will be decided by mediation. If the mediation does not result in a resolution of such dispute or controversy, it will be finally decided by an appropriate method of alternate dispute resolution, including without limitation, arbitration, conducted in the city of Las Vegas, Nevada in accordance with the Commercial Dispute Resolution Procedures of the American Arbitration Association. The arbitration panel will include members knowledgeable in the evaluation of medical computer hardware and software technology. Judgment upon the award rendered may be entered in the highest court or forum having jurisdiction, state or federal. The provisions of this Article 11 will not apply to any dispute or controversy as to which any treaty or law prohibits such arbitration. The decision of the arbitration must be sanctioned by a court of law having jurisdiction to be binding upon and enforceable by the parties.

12. GENERAL

12.1 This Agreement constitutes the entire and only agreement between the parties for Licensed Subject Matter and all other prior negotiations, representations, agreements, and understandings are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by a written document signed by both parties.

12.2 Any notice required by this Agreement must be given by prepaid, first class, certified mail, return receipt requested, addressed in the case of

Licensor and Data to:

The addresses above

or in the case of Licensee to:

The address above

or other addresses as may be given from time to time under the terms of this notice provision.

12.3 Licensee must comply with all applicable federal, state and local laws and regulations in connection with its activities pursuant to this Agreement.

12.4 This Agreement will be construed and enforced in accordance with the laws of the United States of America and of the State of Nevada.

12.5 Failure of Licensor to enforce a right under this Agreement will not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved.

12.6 Headings are included herein for convenience only and shall not be used to construe this Agreement.

12.7 If any part of this Agreement is for any reason found to be unenforceable, all other parts nevertheless remain enforceable.

IN  WITNESS   WHEREOF,   parties  hereto  have  caused  their  duly   authorized
representatives to execute this Agreement.

TerraStar Marketing, Inc.               TerraStar Data, Inc.


By                                      By
   -------------------------------         ----------------------------------
   Gary Campbell, CEO                      Gary Campbell, CEO

Eclipse Entertainment Group, Inc.

By
   -------------------------------
   Art Birzneck, President

(c) Exhibit 3 - License Agreement dated April 6th, 2003

LICENSE AGREEMENT
DATED FOR REFERENCE THE 6th DAY OF April, 2003

BETWEEN

NATIONSRX, INC.
Suite 114-201
23905 Clinton Keith Road
Wildomar, California 92595
(Hereinafter referred to as "NationsRx" or "Licensor")

OF THE FIRST PART,

AND:

ECLIPSE ENTERTAINMENT GROUP, INC.
10520 Venice Boulevard,
Culver City, California, 90232
(hereinafter referred to as "Eclipse" or "Licensee")

OF THE SECOND PART,

RECITALS

A. Licensor has developed a business and business model comprised of unique technology, business plans, economic models, systems, licenses, patents, trade secrets, trademarks, service marks, know-how and processes (collectively "the Business" or the "Business Model" and/or the "proprietary information") for the provision of pharmacy benefits management services. The Business is as set out in Schedule A

B. Licensee desires to obtain an exclusive license to establish the Business worldwide, in all markets, utilizing Licensor's Business model and proprietary information and acknowledges that use of such Business model and its proprietary information are subject to controls and restrictions established by Licensor for the purpose of maintaining a high level of uniform quality and goodwill in the operation of the Business.

In consideration of the mutual covenants set forth herein, the parties hereby agree to the following terms and conditions

ARTICLE ONE

DEFINITIONS

As used in this Agreement, the following terms have the definition set forth below:

1.1 "Effective Date" means the date on which this License Agreement has been executed by the latter of the parties to do so.

1.2 "Gross Sales" means the total of all sales transacted at, through or through the use of the Business model, whether such sales are evidenced by check, cash, credit, exchange of otherwise, exclusive of sales tax or other change imposed on sales by any government authority. "Gross Sales" also includes all payments to Licensee from Sub-Licensees from revenues generated at, through, or through the use of the Business model.

1.3 "Net Revenue" shall be Gross Sales less all reasonable expenses permitted according to generally accepted accounting principles, consistently applied.

1.3 "Information Package" means the written technical information prepared by the Licensor, including business plans, executive summaries, operating plans and other materials, which set forth the details of the Business model.

1.4 "Territory" means the geographic area consisting of the world on an exclusive basis.

1.5 "Trademarks" means those, trademarks, copyrights, service marks and patents set forth in the Information Package.

1.6 "Payments" means payments between Licensor and Licensee as stated in this License Agreement and shall be made in the form of U.S. Dollars.

1.7 "Sub Licensees" means persons and entities who sub-license any or all of the rights licensed to Licensee by Licensor under this Agreement.

1.8 "Preferred Shares" or "Class A Convertible Preferred Shares" means the Preferred shares of the Company as further described in Schedule C.

ARTICLE TWO

GRANT OF EXCLUSIVE LICENSE

2.1 Licensor grants to Licensee a license to engage in, sublicense, use and operate the Business and or the Business model in the Territory, all as more specifically defined in Schedule B (herein the "Licensee's Market") and the right to grant Sub-Licenses in connection with engaging in, sublicensing, using and operating the Business and or the Business model upon the terms and subject to the provisions of this Agreement. The grant of the above license shall be exclusive in the Territory for the Licensee's Market.

2.2 Licensor grants to Licensee a license to use and display Licensor's Trademarks in the Territory in connection with the Business and with regard to the Sub-Licenses granted by Licensee, upon the terms and subject to the provisions of this Agreement.

2.3 Licensee shall have the right but not the obligation to use the trademark "NationsRx, Inc." or "NationsRx" in its advertisements, in its Corporate name(s), in its daily operations, as part of its product descriptions and specifically represent and refer to itself as the exclusive licensee for the Territory for the Business and Business model

ARTICLE THREE

SITE LOCATION AND EXCLUSIVE TERRITORY

3.1 The Business shall be located in the Territory at locations ("Site Locations") to be selected by Licensee (or Sub-Licensees).

3.2 Subject to the terms of this Agreement, Licensor shall not directly or indirectly engage in, use or operate the Business, or license or allow others to directly or indirectly engage in, use or operate the Business, within the exclusive Territory, in the Licensee's Market, during the term hereof.

ARTICLE FOUR

TRADEMARKS

4.1 Licensee has no right, title or interest in or to any of the Trademarks, except for Licensee's privilege and license during the term hereof to display and use the same. Licensee shall not do or permit any act or thing to be done in derogation of any of the rights of Licensor in connection with the Trademarks, whether during the term of this Agreement or after. Licensee shall use the Trademarks only for the uses and in the manner licensed under and as provided in, this Agreement. During or after the term of this Agreement, Licensee shall not in any way dispute or impugn the validity of the Trademarks, or the rights of Licensor to them, or the rights of Licensor or other licensees of Licensor to use them.

4.2 Licensee may utilize and physically affix signs containing the Trademarks at such places within or without the Business.

4.3 Licensee agrees promptly to notify Licensor and Licensor agrees to notify Licensee, in writing, of the institution of any suit or action or any claim of infringement against Licensee or Licensor for infringement based on use of the Trademarks and proprietary information.

ARTICLE FIVE

TRAINING

5.0 Licensee shall have the exclusive obligation and right to train and otherwise educate all Sub-Licensees throughout the Territory. Licensee shall have the right to charge Sub-Licensees for said training and education.

5.1 Licensor will provide an initial training program for up to 3 individuals to be designated by Licensee, at a time and place to be designated by Licensor, so that they will be trained in the complete operation and management of the Business. These individuals must sign a confidentiality agreement approved by Licensor. This training program shall provide basic guidance on all aspects of Business implementation and operation. Should the principals of the Licensor become employees or independent consultants to the Licensee this condition could be waived.

5.2 At Licensee's expense during the initial start up period for the initial Business start up in the Territory, the Licensor shall provide, if requested by Licensee, a qualified representative to train and/or operate the Business at the corporate headquarters of Licensee or at site locations as deemed appropriate by Licensor and Licensee. Should the principals of the Licensor become employees or independent consultants to the Licensee this condition could be waived.

5.3 The cost of the initial training program instruction and assistance except for personal meals, travel, lodging, and other personal expenses of individuals receiving training shall be paid by the Licensor.

5.4 Should Licensee request additional assistance at site locations at any time during the term of this Agreement following start-up, Licensor shall provide a qualified representative at such times and places as may be reasonable necessary and mutually convenient. Licensee shall pay all reasonable personal expenses, plus $300.00 per day for each such representative. Should the principals of the Licensor become employees or independent consultants to the Licensee this condition could be waived.

5.5 Licensor shall have the right from time to time to request Licensee and/or its manager to attend and complete additional training courses or programs. Licensee shall bear the cost of all expenses of such trainees. Licensor shall determine the time and place of such training in its sole discretion, except that Licensee shall have the option to have training at Licensee's headquarters at Licensee's expense. Should the principals of the Licensor become employees or independent consultants to the Licensee this condition could be waived.

5.6 Licensor shall make itself available at its office for consultation and guidance of Licensee in the operation and management of the Business. Should the principals of the Licensor become employees or independent consultants to the Licensee this condition could be waived.

5.7 Each party shall be responsible for obtaining all visas and other immigration or travel documents required for their respective personnel in the provision of training and assistance to License pursuant to this Article 5.

ARTICLE SIX

ADVERTISING

6.1 Licensee shall be responsible for it's own advertising program and shall bear the cost of same. In the event that in the future a mutually agreed advertising program is established a separate agreement will be executed.

6.2 Licensee shall be responsible for providing the proper on site advertising. This advertising shall include but not be limited to promotional personnel (at Licensee's discretion to maximize sales), collateral material and brochures.

6.3 Licensee shall have the exclusive right to initiate and maintain all advertising relating to its license in all areas of the Territory.

6.4 Licensor shall furnish to Licensee all advertising and promotional materials or artwork used by Licensor in its advertising at the best price Licensor charges to others for such materials. Further, Licensee and Sub licensee's shall have the express right to use for their advertising at the best price Licensor charges to others for such materials all of the Licensor's copyrighted materials, promotional materials, patents, any brochures, signage, decals and the like materials. Licensor shall immediately make all said materials available to the Licensee upon the execution of this Agreement and upon any change, modification or addition to materials, including all of the above listed items. Existing artwork, brochures, collateral and promotional material in small quantities (less than 25 each) will be provided free of charge. On orders over 25, a best price shall be given. Licensor at its sole discretion, shall make available to Licensee when possible, camera ready artwork, copy, film and negatives.

6.5  Licensee  shall  have  the  right  to  charge   Sub-Licensees   a  fee  for
Advertisement.

ARTICLE SEVEN

GENERAL RESPONSIBILITIES OF LICENSEE

7.1 Licensee shall purchase and, at all times during the term hereof, maintain policies of insurance with such minimum standards, coverages, and limits (or such additional limits or types of coverage) as Licensee and Licensor may from time to time agree is appropriate to the risks ensuing from the Licensees operation of the Business.

7.2 If Licensee has leased the premises for the License Units the lease shall not grant to the landlord under the lease any rights against Licensor, nor agree to any other term, condition or covenant that is inconsistent with any provision of this Agreement. Licensee shall duly and timely perform all of the terms, conditions, covenants and obligations imposed under the lease.

7.3 Licensee shall prepare and file all necessary tax returns, and shall pay any and all local, state/provincial and federal/national sales and use taxes imposed or incurred, or levied or assessed by any governmental body, in connection with any part of this Agreement, promptly, in full, when due, and before any delinquency.

7.4 Licensee shall not, during the term hereof and for a period of 2 years following termination of this Agreement, engage in any business which offers any products or services which are competitive with the Business, either as a proprietor, partner, investor, shareholder, director, officer, employee, principal, agent, advisor or consultant.

7.5 Licensor may from time to time suggest prices for the goods and services offered by Licensee. Licensee and Licensor agree that the prices suggested by Licensor are recommendations only and are not mandatory. Nothing contained in this Agreement shall be deemed a representation or warranty by Licensor that the use of Licensee's suggested prices shall produce, increase or optimize profits.

7.6 Except as provided in Section 8.18 and Article 13 below, Licensee shall protect, defend and indemnify Licensor, its subsidiaries, affiliates and designees, and shall hold them harmless, from and against any and all costs, expenses (including attorney's fees and court costs), losses, liabilities, damages, claims and demands of every kind or nature, arising in any way out of Licensee's operation of the Business.

7.7 Licensee agrees to use all commercially reasonable efforts to promote the distribution, sale, and use of the Business.

GENERAL RESPONSIBILITIES OF LICENSOR:

7.8 Licensor shall provide the Licensee with all applicable specifications and information required to operate the Business as intended.

7.9 Licensor shall be responsible for furnishing the the Business with the proper information and assistance for the Licensees operation of the Business.

7.10 Licensor agrees to use all commercially reasonable efforts to promote the operation and use of the Business through Licensee.

7.11 Licensor agrees to provide Licensee with all marketing and sales leads related to the Business, which they generate, and to fairly devote its efforts to making Licensee a successful venture.

7.12 Licensor agrees to assist Licensee in arranging sufficient management assistance to pursue the marketing and distribution of the Businesses Products.

7.13 Licensor agrees to transfer to Licensee all rights, title and interest in and to the various new products and applications related to the Business currently being developed or subsequently developed by Licensor, at no cost.

7.14 Licensor shall protect, defend and indemnify Licensee, its subsidiaries, affiliates and designees, and shall hold them harmless, from and against any and all costs, expenses (including attorney's fees and court costs), losses, liabilities, damages, claims and demands of every kind or nature, arising in any way out of the structure of the Business or Business model.

ARTICLE EIGHT

TERM AND RENEWAL

8.1 Unless sooner terminated in accordance with the provisions of this Agreement, the term of this Agreement shall commence on the Effective Date of this Agreement and shall terminate 10 years thereafter. If applicable law in the Territory requires that Licensor give notice to Licensee with respect to the expiration of the initial term, this Agreement shall remain in effect on a year-to-year basis after the expiration of the initial term until Licensor has given Licensee the notice required by applicable law.

8.2 If Licensee has in all respects complied with the conditions set forth in this Article 9.2, Licensee shall have the right, but not the obligation, to enter into a Renewal Agreement for a term commencing on the day which follows the last day of the initial term and terminating 10 years thereafter. Licensee shall be entitled to enter into a Renewal Agreement only if, at the time of Licensee's exercise of its right to do so, Licensee shall have fully performed all of Licensee's obligations under this Agreement and shall have received no more than two verified and justified notices of default during any twelve (12) month period during the initial term of this Agreement. If Licensor elects not to renew the Agreement, notice shall be given six (6) months prior to expiration of term.

8.3 Unless otherwise expressly agreed in writing, the terms of the Renewal Agreement shall be identical to those of Licensor's then-current form of license agreement generally offered by Licensor for the Business.

8.4 Licensee shall not be required to pay any initial license fee upon entering into a Renewal Agreement.

ARTICLE NINE

PAYMENTS TO LICENSOR FROM LICENSEE

9.1 As an initial license fee, on the Effective Date, Licensee shall deliver to Licensor a certificate representing 1.5 million Class A Convertible Preferred shares (having six to one voting rights and six to one conversion rights into common shares), as further described in Schedule C, of Eclipse Entertainment Group, Inc.

9.2 As a continuing license fee Licensee shall also pay Licensor a further 150,000 Class A Convertible Preferred shares, as further described in Schedule C, for each $5 million in cumulative Net Revenue derived by Licensee from the use of the Business model by Licensee or its Sub Licensee's. Licensee shall also pay Licensor as a continuing license fee, a sum equal to two percent (2%) of the Net Revenue derived by Licensee from the use of the Business model by Licensee or its Sub Licensee's, on an annual basis.

9.3 All payments provided for in this Agreement shall be made at Licensor's or Licensee's (as the case may be) principal place of business in the manner agreed. No later than 30 days following the end of each month during the term hereof, Licensee shall, concurrently with its submission to Licensor of the daily reports for such month pursuant to Article 12, pay to Licensor the full amount of the royalty and license fees due to Licensor for such year.

9.4 If Licensee is delinquent in the payment of any obligation, under this Agreement, Licensee shall pay to Licensor a late payment fee of 2% plus a percentage of the delinquent amount, calculated daily commencing on the first day that the payment is delinquent and terminating on the day the delinquent amount is paid. Such percentage shall be eighteen (18%), on an annualized basis. Notwithstanding the foregoing, if the amount of the late payment fee is greater than the amount permitted by applicable law, then such fee shall be reduced to an amount equal to the maximum lawful fee, it being the intention of the parties that such late payment fee shall in no event be greater than that permitted by law.

9.5 All funds due and owing from royalties and/or License fees and other amounts shall be paid in U.S. Currency. The funds paid to Licensor shall be converted into U.S. Currency on the first day of the month in which the payment is to be paid, and all payments to be made in ACH or wire transfer form, unless another method is requested by Licensor.

ARTICLE TEN

RECORDS AND REPORTING

10.1 No later than 90 days after the expiration of each quarter of Licensee's fiscal year and 90 days after the expiration of each fiscal year, during the term hereof, Licensee shall furnish a full set of financial statements in U.S. Dollars for such respective quarter and fiscal year and a balance sheet as of the end of such quarter and fiscal year certified to be true and correct by Licensee.

ARTICLE ELEVEN

RELATIONSHIP OF PARTIES

11.1 Licensee is and shall be considered an independent contractor with the entire control and direction of its business and operations, subject only to the conditions and obligations established by this Agreement. No agency, employment, or partnership is created by this Agreement. Licensee's business is separate and apart from any that may be operated by Licensor. Neither party to this Agreement shall make any representations tending to create apparent agency, employment, or partnership. Neither party will have authority to act for the other in any manner to create obligations or debts binding on the other, and neither party will be responsible for any obligations or expenses whatsoever of the other. Neither Licensee nor any person performing any duties or engaged in any work on the premises at the request of Licensee shall be deemed an employee or agent of Licensor.

ARTICLE TWELVE

TRANSFER OF INTEREST

12.1 Licensor has the right to assign this Agreement, and all of its rights and privileges. The assignee shall be financially responsible and capable of performing the obligations of Licensor; and shall assume and agree to perform all Licensor obligations under this Agreement.

12.2 With respect to Licensee's obligations, this Agreement is acknowledged to be a personal one, being entered into in reliance upon and in consideration of the singular skill, character, and qualifications of Licensee and its principals, and owners and the trust and confidence reposed therein by Licensor. Therefore, Licensee may not effect an assignment, voluntarily or involuntarily, by operation of law or otherwise, in any manner, without the prior written consent of Licensor. Licensor may impose, among other things, the following conditions precedent to its consent to an assignment: (i) that the assignee (or the principal officers, shareholders or directors of the assignee in the case of a corporate assignee) has the skills, qualifications and economic resources necessary in Licensor's judgment, reasonably exercised, to conduct the business contemplated by this Agreement, and to fulfill the assignee's obligations to the Licensor ; (ii) that as of the date of any such assignment, Licensee shall have fully complied with all of its obligations to Licensor under this Agreement;
(iii) that the assignee assumes all of the obligations of Licensee under all leases for the Business, and that Licensee shall not be in default with respect to any of its obligations under said leases; (iv) that assignee pay to Licensor the sum of five thousand dollars ($5,000) as a transfer fee; (v) that in the event of an assignment of this Agreement, Licensor shall require the assignee to execute a new agreement in the form and on the terms and conditions then being offered by Licensor to prospective licensees similarly situated, except that the assignee shall not be obligated to pay an initial license fee. The term of the new agreement shall expire on the date provided herein for the expiration of this Agreement. The execution of the new License Agreement shall, except for the post-term obligations of Licensee under this Agreement, be deemed to terminate this Agreement; (vi) that the assignee, or a manager designated by the assignee, shall have satisfactorily completed at assignee's cost and expense, the initial training program then required of all new licensees of Licensor, unless such training is waived by Licensor, in writing.

12.3 If the Licensee is not, or at any time ceases to be, a publicly traded company, the transfer in the aggregate of more than fifty percent (50 %) of the capital stock or voting power of Licensee if it is a corporation or of more than a fifty percent (50%) interest if it is a partnership, as such parties were originally constituted at the time of the execution of this Agreement, shall be deemed to be an assignment of this Agreement within the meaning of this Article.

12.4 Licensee shall have no right to pledge, encumber, hypothecate or otherwise give any third party a security interest in its rights under this Agreement in any manner whatsoever without the prior written permission of Licensor, which shall not be unreasonably withheld.

ARTICLE THIRTEEN

TERMINATION

13.1 Licensor may terminate this Agreement for the following defaults:

     (i) Except with respect to Licensee's failure to pay any of the sums due Licensor under this Agreement, or any related or ancillary agreement between the parties, and except as expressly provided in this Agreement, Licensor may terminate this Agreement upon a material breach by Licensee of any material provision of this agreement, but only upon 30 days prior written notice to Licensee, setting forth the material breach of which Licensor complains. If Licensee cures such breach before the end of such period, then Licensor shall have no right to terminate this Agreement because of such breach. However, if, because of the nature of such breach, Licensee is unable to cure such breach within such 30 day period, Licensee shall be given such additional time as is reasonably necessary within which to cure such breach, upon condition that Licensee, upon receipt of such notice from Licensor, shall have immediately commenced to cure such breach and shall continue to use diligence and all reasonable commercial efforts to do so.

     (ii) With respect to any breach by Licensee of its obligation to pay any sums due under this Agreement, Licensor may terminate this Agreement upon not less than 30 days prior written notice of such breach. If Licensee cures such breach before the end of such period, then Licensor shall have no right to terminate this Agreement because of such breach.

13.2 Licensor shall have the right to terminate this Agreement immediately without prior notice to Licensee, upon the occurrence of any or all of the following events, each of which shall be deemed to be an incurable breach of this Agreement which Licensee shall have no right or opportunity to cure.

     (i) If Licensee is adjudicated bankrupt or judicially determined to be insolvent (subject to any contrary provisions of any applicable laws), admits Licensee's inability to meet its financial obligations when due, or makes a disposition of all or a substantial part of its assets to or for the benefit of its creditors, or if the Business premises are seized, taken over or foreclosed by a government official in the exercise of such official's duties, or by a creditor, lienholder or lessor, or if a judgment against Licensee in the amount of more than $500,000.00 remains unsatisfied (unless an appeal is filed) for a period of more than 60 days.

     (ii) If Licensee is convicted of any felony, or any crime involving moral turpitude or otherwise relevant to the operation of the Business;

     (iii) If Licensee purports to sell, assign, transfer, pledge, hypothecate, or encumber, in whole or in part, the Business in violation of the terms hereof.

     (v) If an audit or investigation conducted by Licensor discloses that Licensee has fraudulently understated Gross Sales or Net Revenue or has fraudulently withheld the reporting of Gross Sales or Net Revenue.

13.3 If any valid applicable law or regulation of a governmental authority having jurisdiction over this Agreement and the Business limits Licensor's rights of termination under this Agreement or requires longer notice periods than those set forth above, this Agreement shall be deemed amended to conform to the minimum notice periods or restrictions upon termination required by such laws and regulations. Licensor shall not, however, be precluded from contesting the validity, enforceability or application of such laws or regulations in any action, arbitration, gearing or dispute relating to this Agreement or to its termination.

13.4 In the event of termination of this Agreement, whether by reason of default, lapse of time or other cause, Licensee shall forthwith discontinue the use of the Trademarks, and shall not thereafter operate or do business under any name or in any manner that might tend to give the general public the impression that Licensee is operating the Business and Licensee shall not thereafter use, in any manner, or for any purpose, directly or indirectly, any of Licensor's business models, trade secrets, procedures, techniques or materials acquired by Licensee by virtue of the relationship established by this Agreement, including, without limitation to the foregoing:

     (i) any manuals, bulletins, instruction sheets and supplements thereto.

     (ii) any forms, advertising matter, marks, devices, insignia, slogans and designs used from time in connection with the Business or its Product;

     (iii) any Trademarks, or trade names and patents now or hereafter applied for or granted in connection therewith, and if Licensee fails or refuses to do so, Licensor may execute, in Licensee's name and on Licensee's behalf, any and all documents necessary to cause the discontinuance of Licensee's use of trade names and Trade marks, and/or any other related name used under this Agreement. Licensee hereby irrevocably appoints Licensor as Licensee's attorney-in-fact to do so.

13.5 The termination of this Agreement shall be without prejudice to the rights of Licensor against Licensee and Licensee against Licensor and such termination shall not relieve Licensor or Licensee of any of its obligations to each other or terminate those obligations of Licensor or Licensee, which by their nature, survive the termination of this Agreement.

13.6 In the event Licensor is adjudicated a bankrupt under Chapter 7 of the United States Bankruptcy Code, Licensee shall have the right to all information, licenses, business models, software, actual programs, software provider names and addresses and any other material whether copyrighted or patented, that might assist the Licensee in the Business.

13.7 (a) Upon the expiration or termination of this Agreement, Licensee shall have no further right to offer or enter into any additional Sublicense Agreements; and Licensor may itself open, own or operate, or license others to open own or operate Tte Business in the Territory.

     (b) Upon the expiration or termination of this Agreement for any reason, Licensee shall at Licensee's election, assign to Licensor its rights and interest in each and every Sublicense or at Licensor's election assign such Sublicenses to other Licensees of Licensor.

ARTICLE FOURTEEN

DISPUTE SETTLEMENT

14.1 In the event of any dispute or difference arising out of or relating to this Agreement or the breach thereof, the parties hereto shall use their best endeavors to settle such disputes or differences. To this effect, they shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to the parties. If they do not reach such solution within a reasonable period of time, then the disputes or differences shall be finally settled by an Arbitration before an arbitration panel operating in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce.

14.2 The arbitration panel shall be formed of 3 (three) arbitrators, to be appointed by proper authority. The arbitration shall take place at Las Vegas, Nevada. The arbitrators shall resolve any dispute or controversy in accordance with the wording and spirit of this Agreement, and, if there are no controlling provisions, in accordance with the laws of Nevada.

14.3 The arbitration award shall be final and binding on the parties, not subject to any appeal, and shall deal with the question of costs or arbitration and all matters related thereto. The arbitration proceedings shall be conducted in English and the arbitration award shall be written in English.

14.4 Judgment upon the award rendered may be entered into any court having jurisdiction, or application may be made to such court for a judicial recognition of the award or an order of enforcement thereof, as the case may be.

ARTICLE FIFTEEN

FORCE MAJEURE

The performance or observance by either party of any obligations of such party under this Agreement may be suspended by it, in whole or in part, in the event of any of the following which prevents such performance or observance: Act of God, war, riot, fire, explosion, flood, sabotage, injunction, compliance with governmental laws, regulations, orders or action, or any other cause beyond the reasonable control of such party; provided, however, that the party so prevented from complying with its obligations hereunder shall immediately notify in writing the other party thereof and such party so prevented shall exercise diligence in an endeavor to remove or overcome the cause of such inability to comply.

ARTICLE SIXTEEN

CONFIDENTIALITY

16.1 Licensee shall hold in confidence any and all information disclosed to it by Licensor concerning the Business, business and marketing plans or strategies, operations and technical advice and any and all other information of a sensitive business or technical nature arising under this Agreement. With respect to all such information, Licensee shall not disclose the same to others without the Licensor's prior written consent and to limit dissemination of the same among Licensee's personnel to those persons having a need to know it for performance of duties under this Agreement. Licensee shall use such information only for the purposes contemplated by this Agreement.

16.2 The foregoing obligation concerning confidentiality and limitations on use of information shall apply for a period five (5) years after the date of expiration or termination of this Agreement except insofar as such information is published or otherwise in the public domain at the time it was disclosed to Licensee or thereafter becomes published or part of the public domain through no fault of Licensee; or is obtained by Licensee in good faith without restrictions on disclosure or use from a third person who did not derive it from Licensee.

ARTICLE SEVENTEEN

INTEGRATION OF AGREEMENT: AMENDMENT

17.1 This Agreement constitutes the entire agreement between the parties with reference to the subject matter of this Agreement and supersedes all prior negotiations, understandings, representations and agreements, if any. Licensee acknowledges that it is entering into this Agreement as a result of its own independent investigation and not as a result of any representations of Licensor, its agents, officers or employees, not contained in any offering circular, prospectus, disclosure document, or other similar document required or permitted to be given to Licensee pursuant to applicable law.

17.2 This Agreement, including but not limited to, this provision, may not be amended orally, but may be amended only by a written instrument signed by the parties.

ARTICLE EIGHTEEN

MISCELLANEOUS

18.1 Any notice required or permitted to be given under this Agreement shall be in writing in the English language and may be hand delivered, telexed, cabled, sent via facsimile or mailed by airmail (return receipt requested, postage prepaid) and shall be deemed given when received. Notices shall be addressed as follows:

     (a)  Notices to Licensor: address first written above

     (b)  Notices to Licensee: address first written above

18.2 English language shall be controlling for all purposes,. and any language translation shall not affect the meaning or interpretation of the Agreement.

18.3 This Agreement is executed in two originals, all in the English language.

18.4 The headings contained in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

18.5 Either party's waiver of any breach, or failure to enforce any of the terms and conditions of this Agreement, at any time, shall not in any way affect, limit or waive such party's right thereafter to enforce and compel strict compliance with every term and condition of the Agreement.

18.6 The construction, performance and completion of this Agreement is to be governed by the laws of Nevada, USA, without giving effect to the principals of conflicts of law thereof.

18.7 Licensor acknowledges that Licensee may be required by the laws applicable in the Territory to disclose and/or register this Agreement with governmental authorities, and consents to such disclosure, provided however, that Licensee shall inform Licensee of all such required disclosures and/or registrations made by Licensee. All such registrations, shall, unless prohibited by local law, identify Licensee as a Licensee of Licensor.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


NATIONSRX, INC.


BY:
    -----------------------------------
    DAVID RYKBOS, PRESIDENT AND CEO


ECLIPSE ENTERTAINMENT GROUP, INC.


BY:
    -----------------------------------
    ART BIRZNECK,  PRESIDENT

                                   SCHEDULE A

NationsRx, incorporated in July 2002, is a pharmaceutical healthcare services organization that provides a broad array of innovative pharmacy benefit related products and services to healthcare consumers, client organizations (HEALTH PLANS, SELF-INSURED EMPLOYERS, UNIONS, GOVERNMENT AGENCIES AND THIRD-PARTY
ADMINISTRATORS) and the pharmaceutical manufacturer industry. The Company combines its clinical expertise, integrated data management platform and therapeutic fulfillment capabilities to serve the pharmacy related needs of each of its customers and clients. The Company's core program includes the design and management of customized pharmacy related services geared towards assisting clients and consumers effectively manage escalating prescription drug costs while optimizing clinical outcomes. The Company has also developed an innovative sample medication distribution program (SampleRx.com(TM)) that minimizes the pharmaceutical manufacturers' cost of entry into the traditional sample product distribution channel. All of the Company's programs are designed with the objective of enhancing overall clinical outcomes while capturing economic efficiencies across the healthcare supply chain.

                                   SCHEDULE B

1) The extent of the exclusive license granted hereunder for the Territory is to market the Business as described in Schedule A on a exclusive worldwide basis

                                   SCHEDULE C

CLASS A CONVERTIBLE PREFERRED STOCK

The Company is authorized to issue up to 25,000,000 shares of Preferred Stock, $0.001 par value per share (the "Authorized Preferred Stock"). There are no shares of the Company's Class A Convertible Preferred Stock presently outstanding. However, the Board of Directors has authorized the issuance of up to 3,000,000 shares of Class A Convertible Preferred Stock with rights and preferences described in the Articles of Incorporation as summarized herein.

With respect to the remaining shares of authorized but unissued Preferred Stock, the Company's Articles of Incorporation, provide that the Company's Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights (within the limits set forth by Nevada statute) of: (I) any class of shares before the issuance of any shares of that class, or (2) one or more series within a class before the issuance of any shares of that series. Each series of a class must be given a distinguishing designation. All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same Series, except to the extent otherwise provided in the description of the series, of those of other series of the same class.

DIVIDENDS ON PREFERRED STOCK

Shares of Class A Convertible Preferred Stock shall not bear a dividend unless declared by the Board.

In the event a holder of Class A Convertible Preferred Stock converts his Class A Convertible Preferred Stock shares to shares of the Company's Common Stock, all accrued but unpaid dividends shall be forfeited.

The Class A Convertible Preferred Stock shall be treated equivalently with the common in all respects as to dividends and the pro ration thereof.

No series or class of the Company's authorized Preferred Stock may be hereafter issued which by its terms ranks senior or in parity as to dividends to or with the Class A Convertible Preferred Stock without the approval of holders of at least fifty percent (50%) of the Class A Convertible Preferred Stock.

LIQUIDATION RIGHTS

In case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Shares of the Class A Convertible Preferred Stock are entitled to receive a liquidation preference of $1.00 per share plus all accrued but unpaid dividends, before any payment or distribution is made to the holders of Common Stock or any other series or class of the Company's stock hereafter issued which ranks junior as to liquidation rights to the Class A Convertible Preferred Stock. A consolidation or merger of the Company with another corporation will be deemed to be a liquidation, dissolution or winding-up of the Company unless the Company is the surviving corporation and its shareholders immediately prior to the consolidation or merger are the holders of at least fifty-one percent (51%) of the voting equity of the surviving corporation immediately after the consolidation or merger. A sale or transfer of all or part of the Company's assets for cash, securities or other property will not be considered a liquidation, dissolution or winding-up of the Company.

Holders of shares of any Class A Convertible Preferred Stock issued in the future shall be entitled to receive a liquidation preference of $1.00 per share plus an amount equal to any accrued and unpaid dividends, before any payment or distribution is made to the holders of Common Stock or any other series or class of the Company's stock hereafter issued which ranks junior as to liquidation rights to the Class A Convertible Preferred Stock. To the extent any payment or distribution is insufficient to pay the entire liquidation preference on all outstanding shares of Class A Convertible Preferred Stock, the payment shall be apportioned pro rata among the holders of the Class A Convertible Preferred Stock in accordance with the purchase price paid by each shareholder, and thereafter in accordance with any accrued and unpaid dividends, in proportion to the amount thereof.

VOTING RIGHTS FOR PREFERRED STOCK

The holders of the Class A Convertible Preferred Stock shall vote for the election of directors, and shall have full voting rights, equivalent to the Common shares, on a six (6) Preferred share six (6) vote basis.

CONVERSION RIGHTS OF PREFERRED STOCK

The Company's Articles of Incorporation, as amended, provide that the holders of the Class A Convertible Preferred Stock will be entitled at any time to convert their shares of Class A Convertible Preferred Stock into shares of the Company's Common Stock at the rate of six (6) shares of Class A Convertible Preferred Stock for six (6) shares of Common Stock until redemption (the "Conversion Ratio"). No fractional shares will be issued.

Conversion of the Class A Convertible Preferred Stock is voluntary on the part of the holders thereof, and accordingly, the Company reserves as a prerequisite to allowing such conversion the right to furnish such information to and require such representations from the holders seeking conversion, and impose such additional conditions on the conversion as may be authorized by the Company to the extent such a delay is deemed by the Company to be necessary or convenient to the provisions of such disclosure. The Company will, in all likelihood, impose conditions to assure the validity of an exemption under Regulation D for the conversion of the Shares.

The Conversion Ratio of the Class A Convertible Preferred Stock shall be adjusted in certain circumstances, including the payment of a stock dividend on shares of the Common Stock and combinations and subdivisions of the Common Stock.

In the case of any share exchange, capital reorganization, consolidation, merger or reclassification whereby the Common Stock is converted into other securities or property, the Company will make appropriate provisions so that the holder of each share of Class A Convertible Preferred Stock then outstanding will have the right thereafter to convert such share of Class A Convertible Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, share exchange, capital reorganization or reclassification by a holder of the number of shares of Common Stock into which such shares of Class A Convertible Preferred Stock might have been convened immediately prior to such consolidation, merger, share exchange, capital reorganization or reclassification. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Ratio shall be proportionately reduced in case of subdivision of shares or stock dividend. If the shares of Common Stock are combined into a smaller number of shares of Common Stock the Conversion Ratio shall not be increased. The kind and amount of Class A Convertible Preferred Stock issuable both before and after consolidation of the Common shares shall be the same.

The same transfer restrictions imposed on the Class A Convertible Preferred Stock shall be applicable to the Common Stock into which the Class A Convertible Preferred Stock is converted, although for purposes of Rule 144 as presently in effect, the holding period requirement may be met by adding together the period in which the Class A Convertible Preferred Stock is held and the period in which the Common Stock into which the Class A Convertible Preferred Stock is converted, is held.

                                  END OF FILING